Trade Receivables, Net	6 Months Ended
Dec. 31, 2024
Trade Receivables, Net [Abstract]
TRADE RECEIVABLES, NET
5.	TRADE RECEIVABLES, NET

	December 31, 2024	June 30, 2024
	RM	RM
Trade receivables
- Third parties	76,650,000	27,940,000

Impairment allowance
Balance as of July 1, 2024	(94,000)	-
Reversal / (addition)	94,000	(94,000)
Balance as of December 31, 2024 / June 30, 2024	-	(94,000)

Net balance	76,650,000	27,846,000

(a)	Trade receivables are classified as financial assets measured at amortised cost.

(b)	Trade receivables are non-interest bearing and the normal credit terms of trade receivables granted by the Group ranged from 30 to 210 days (June 30, 2024: 30 to 210 days). Other credit terms are assessed and approved on a case-by-case basis. They are recognised at their original invoices amounts, which represent their fair values on initial recognition.

(c)	Trade receivables that do not contain a significant financing component are recognised based on the simplified approach using the lifetime expected credit losses.

The Group uses an allowance matrix to measure the expected credit loss of trade receivables from individual customers. Expected loss rates are calculated using the roll rate based on the probability of a receivable progressing through successive stages of delinquency to 210 days past due.

The expected loss rates are based on the historical credit losses experienced by the Group. The historical loss rates are then adjusted for current and forward-looking information on macroeconomic factors affecting the customers of the Group. The Group has identified the base lending rate, unemployment rate, inflation rate and labor force participation as the key macroeconomic factors. Nevertheless, the Group believe that these factors are immaterial for the purpose of impairment calculation for the period/year.

(d)	For trade receivables, which are reported net, such impairments are recorded in a separate impairment account with the loss being recognised within administrative expenses in the statements of operations and other comprehensive loss On confirmation that the trade receivable would not be collectable, the gross carrying value of the asset would be written off against the associated impairment.

Subsequent reversal of an impairment loss for trade receivables is recognised in the statement of operations and other comprehensive loss as a reversal of impairment losses upon settlement from the credit-impaired trade receivables.

Management exercised significant judgments in determining the probability of default by trade receivables and appropriate forward-looking information. Reversal of impairment loss of RM 94,000 was recognised for the six months ended December 31, 2024 (December 31, 2023: RM Nil).

(e)	Trade receivables and aging analysis of the Group are as follows:

IOT segment – third parties
RM
December 31, 2024

Current	76,650,000

Past due:
1 to 30 days	-
31 to 120 days	-

Less: impairment allowance	-
Total	76,650,000

June 30, 2024

Current	27,000,000

Past due:
1 to 30 days	470,000
31 to 120 days	470,000

Less: impairment allowance	(94,000)
Total	27,846,000

(f)	The Group does not have significant exposure to single customers or to industry groups and does not anticipate the carrying amounts recorded at the end of the reporting period to be significantly different from the values that would eventually be received.